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                                  EXHIBIT 10.8

                    Second Amendment to Amended and Restated
                           Security Escrow Agreement,
                             dated November 16, 1999


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                               SECOND AMENDMENT TO
                 AMENDED AND RESTATED SECURITY ESCROW AGREEMENT
                                  ("AGREEMENT")

                                    RECITALS

         A. The termination date of the public offering of Common Shares of Baron Capital Trust which on April 30, 1999 was extended from May 14, 1999 to November 30, 1999 has been further extended to May 31, 2000.

         For good and valuable consideration, the parties hereto agree that the Agreement, made as of May 5, 1998, by and among Gregory K. McGrath, Robert S. Geiger, Baron Capital Trust, Baron Capital Properties, L.P. and American Stock Transfer and Trust Company be and is hereby further amended as follows:

         1. Paragraph 3.1, "May 31, 2000" shall be the "Share Determination Date" in place of "November 30, 1999."

         2. Exhibit A to the Agreement is amended by substituting "May 31, 2000" in place of "November 30, 1999".

Dated:  November 16, 1999

                                     BARON CAPITAL TRUST


/S/GREGORY K. MCGRATH                By: /S/GREGORY K. MCGRATH
-------------------------                ------------------------------
Gregory K. McGrath                       Gregory K. McGrath
                                         Chief Executive Officer


                                     BARON CAPITAL PROPERTIES


/S/ROBERT S. GEIGER                  By: /S/GREGORY K. MCGRATH
-------------------------                ------------------------------
Robert S. Geiger                         Gregory K. McGrath
                                         Chief Executive Officer


                                     AMERICAN STOCK TRANSFER AND TRUST COMPANY


                                     By: /S/HERBERT J. LEMMER
                                         ------------------------------
                                         Herbert J. Lemmer
                                         Vice President